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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 27, 2004

                             CALLIDUS SOFTWARE INC.
                            (Exact Name of Registrant
                            as Specified in Charter)

           Delaware                     000-50463                77-0438629
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

 160 W. Santa Clara Street, Suite 1500
              San Jose, CA                                         95113
(Address of Principal Executive Offices)                         (Zip Code)

                                 (408) 808-6400
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 2.02. Results of Operations and Financial Condition

      On October 27, 2004, Callidus Software Inc. issued a press release announcing its financial results of and for the quarter ended September 30, 2004. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into Callidus Software Inc.'s filings with the SEC under the Securities Act of 1933 and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

      99.1 Earnings Press Release, dated October 27, 2004


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CALLIDUS SOFTWARE INC.

Date: October 27, 2004                       By: /s/ RONALD J. FIOR
                                                 -------------------------------
                                                 Name: Ronald J. Fior
                                                 Title: Chief Financial Officer,
                                                        Vice President, Finance


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                                  Exhibit Index

99.1  Earnings Press Release, dated October 27, 2004.